UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2009

Max Capital Group Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2009, Max Diverified Services Ltd. ("MDS") and Max Bermuda Ltd. ("Max Bermuda," and together with MDS, the "Max Entities"), each a wholly owned subsidiary of the Registrant, entered into an amendment (the "Amendment") with Canadian Imperial Bank of Commerce ("CIBC") to amend certain agreements to which the Max Entities are party pursuant to a total return swap dated February 28, 2003 by and between Max Bermuda and CIBC, as previously amended (the "Swap").

The Amendment provides for, among other things, (i) a decrease in the maximum notional amount under the Swap to $160,000,000, (ii) a repurchase by Max Bermuda of 50,613 common shares of MDS from CIBC for consideration in the amount of $81,337,621.65, (iii) in the event of certain redemptions of common shares of MDS by Max Bermuda, a right by CIBC to require Max Bermuda to repurchase from CIBC the number of shares equal to at least 50% of the shares so redeemed, (iv) a right by Max Bermuda from time to time to repurchase from CIBC common shares of MDS under the Swap, in whole or in part, upon 30 days’ prior written notice or such shorter notice as may be agreed to by CIBC, and (v) certain restrictions on the ability of MDS to declare or pay dividends or other distributions to its stockholders or to make any loans or advances to Max Bermuda and its affiliates.

The description of the above-referenced Amendment is qualified in its entirety by reference to the complete text of the document, which is filed hereto as Exhibit 10.1.

Item 1.02 Termination of a Material Definitive Agreement.

On March 16, 2009, MDS entered into a Termination Agreement ("Termination") to terminate that Second Amended and Restated Customer Agreement, as amended, between Alstra Capital Management, LLC ("Alstra") and MDS.

The Termination, which is effective as of January 31, 2009, provides for a one-time termination payment to Alstra of $1,992,417 and includes certain customary waivers and releases between the parties, as applicable.

The description of the above-referenced Termination is qualified in its entirety by reference to the complete text of the document, which is filed hereto as Exhibit 10.2.

Item 8.01 Other Events.

On March 16, 2009, the Registrant issued a news release providing revised conference time and telephone and access numbers for interested investors and shareholders for the Registrant's presentation at the J.P. Morgan Credit and Equity Issuance Conference being held on Wednesday, March 18, 2009.

The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)

10.1 Amendment Agreement, dated March 16, 2009, among Canadian Imperial Bank of Commerce, Max Bermuda Ltd. and Max Diversified Strategies Ltd.

10.2 Termination Agreement, dated March 16, 2009, between Max Diversified Strategies Ltd. and Alstra Capital Management, LLC.

99.1 News Release dated March 16, 2009.

This report includes statements about future economic performance, finances, expectations, plans and prospects of both IPC Holdings, Ltd. ("IPC") and Max Capital Group Ltd. ("Max") that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the Securities Exchange Commission ("SEC"). Neither IPC nor Max undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This report contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as "believes," "anticipates," "intends," "expects" and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this report should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the most recent reports on Form 10-K, Form 10-Q and other documents of IPC or Max, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this report.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT:

This material relates to a business combination transaction between IPC and Max which will become the subject of a registration statement filed by IPC with the SEC and joint proxy statements filed by IPC and Max with the SEC. This material is not a substitute for the joint proxy statement/prospectus that IPC would file with the SEC or any other documents which IPC or Max may send to their respective shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at Jim Bryce, President and Chief Executive Officer, or John Weale, Executive Vice President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings, or Max, at Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-8800, in the case of Max’s filings.

PARTICIPANTS IN THE SOLICITATION:
IPC and Max and their respective directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed transaction.

Information about IPC’s and Max’s directors and executive officers is available in IPC’s and Max’s proxy statements, dated April 29, 2008 and March 19, 2008, respectively for their 2008 annual meetings of shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd.

March 17, 2009	By:	W. Marston Becker

Name: W. Marston Becker
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment Agreement, dated March 16, 2009, among Canadian Imperial Bank of Commerce, Max Bermuda Ltd. and Max Diversified Strategies Ltd.
10.2	Termination Agreement, dated March 16, 2009, between Max Diversified Strategies Ltd. and Alstra Capital Management, LLC.
99.1	News Release dated March 16, 2009.